CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

With Respect To:

Large Capitalization Value Equity Investments

Large Capitalization Growth Investments

Supplement dated March 11, 2005 to the Prospectus dated December 29, 2004

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

The Trust’s Board of Trustees approved the following:

•	Effective March 11, 2005, the termination of Turner Investment Partners (“Turner”) as an investment adviser to Large Capitalization Growth Investments. With the termination of Turner, the assets of Large Capitalization Growth Investments will be allocated as follows: 25% to TCW Investment Management Company, 35% to Sands Capital Management, Inc. and 40% to Westfield Capital Management Company, Inc.

•	The hiring of NFJ Investment Group (“NFJ”) as an investment adviser to Large Capitalization Value Equity Investments (the “Large Cap Value Portfolio”). NFJ’s approach focuses on the consistent mispricing of growth and value stocks, buying stocks that are out of favor based on relative value in each industry. NFJ employs a disciplined investment process focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

•	The hiring of NFJ has resulted in the entering into of an investment advisory agreement dated January 25, 2005 and effective March 11, 2005, between Smith Barney Fund Management LLC and NFJ. Under the terms of the agreement, NFJ will receive a fee of 0.30% on the first $250 million of assets and 0.25% thereafter, that is computed daily and paid monthly based on the value of the average net assets of the Large Cap Value Portfolio allocated to NFJ. NFJ is located at 2121 San Jacinto Street, Dallas, Texas 75201. NFJ utilizes a team management approach. The team members, Cliff Hoover and Paul Magnuson, have been with NFJ for 7 and 12 years, respectively. As of December 31, 2004, NFJ had approximately $9.3 billion in assets under management. The assets of Large Cap Value Portfolio will be allocated as follows: 25% to Cambiar Investors LLC; 25% to Chartwell Investment Partners, 25% to Alliance Capital Management L.P. and 25% to NFJ.

Shareholders of the Large Cap Value Portfolio will soon receive an information statement regarding this change.

TK 2088 12/04 S3